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                                                                   EXHIBIT 10.51


                   GUARANTEE AGREEMENT BY IXL HOLDINGS, INC.


     WHEREAS, Consumer Financial Network, Inc. ("CFN" or "Licensor"), a wholly-owned subsidiary of IXL Holdings, Inc.("IXL" or "Guarantor"), a Delaware corporation, and Charter Federal Savings & Loan Association of West Point, Georgia ("Charter Federal" or "Licensee") have on April 27, 1988 entered into a License Agreement (the "Agreement") to provide to Charter Federal a non-exclusive, non-transferable license (the "License") to, among other things, operate the proprietary home mortgage shopping program (the "Program") as more fully described therein; and

     WHEREAS, the Agreement is conditioned upon CFN's various indemnification obligations as Licensor set forth in Section 12.3 thereof, and

     WHEREAS, Guarantor hereby agrees to guarantee the payment of any amount determined or adjudged to be owing (an "Indemnified Amount") by CFN to Charter Federal as Licensee under Section 12.3 of the Agreement

     NOW, THEREFORE, in consideration of One Dollar ($1.00), and Charter Federal's promise to dismiss and excuse any claim against, obligation of, or other amount owing by CFN, its owners or affiliates or their officers, directors, employees and agents that may arise directly or indirectly out of the Agreement, upon receipt of such Indemnified Amount from Guarantor or CFN, the parties agree as follows:

1.   DEFENSE OF PROCEEDINGS INVOLVING INDEMNIFIED CLAIMS. If any action or
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     proceeding (including any governmental investigation or inquiry) shall be brought or asserted against Charter Federal in respect of which it may be entitled to indemnification from CFN under the provisions of Section 12.3 of the Agreement, Charter Federal will promptly notify both CFN and IXL in writing, and CFN and IXL will then assume the defense thereof, including the employment of counsel reasonably satisfactory to Charter Federal and the payment of all expenses related thereto. Charter Federal will have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel will be the expense of Charter Federal unless (a) IXL has agreed to pay such fees and expenses; (b) both CFN and IXL shall have failed to assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to Charter Federal in any such action or proceeding; or (c) the named parties to any such action or proceeding (including any impleaded parties) include both Charter Federal and CFN and Charter Federal shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to, and which may conflict with, those available to CFN (in which case, if Charter Federal notifies CFN and IXL in writing that it elects to employ separate counsel at the expense of CFN and IXL, neither CFN nor IXL will have the right to
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     assume defense of such action or proceeding on behalf of Charter Federal).
     Neither CFN nor IXL will be liable for any settlement of any such action or proceeding effected without the prior written consent of both CFN and IXL, but if settled with such consent or if there be a final judgment for the plaintiff in any such action or proceeding CFN will indemnify and hold harmless Charter Federal from and against any loss or liability by reason of such settlement or judgment and IXL's guarantee hereunder shall extend to such loss or liability. While CFN or IXL shall have the right to settle any action against Charter Federal and/or CFN or IXL, neither CFN or IXL shall have the right to place upon Charter Federal any obligations whether remedial or to be done in the future without Charter Federal's express written consent.

2.   PAYMENT OF INDEMNIFIED AMOUNTS. After (a) there has been a final
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     determination in a governmental or regulatory enforcement action, a final judgment in litigation, or a settlement with CFN's and IXL's consent as described in Section 1 above that an Indemnified Amount is owed to a government or regulatory body or to the parties to such litigation or settlement; and (b) IXL has no further appeal rights or has determined not to pursue any further appeal rights, Charter Federal will give notice to CFN and IXL that an Indemnified Amount subject to this Guarantee is owed. If CFN does not pay such Indemnified Amount in full within thirty days after its receipt of such notice, Guarantor agrees to pay such Indemnified Amount to Charter Federal.

     Charter Federal, is not required to pursue judicial remedies against any other party, including CFN, or to make any demand against any other such party prior to making demand under this Guarantee Agreement as described in the preceding paragraph. This Guarantee Agreement, together with the Agreement, supersedes any and all other agreements either oral or in writing, between CFN and Charter Federal with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect to said Guarantee.


                                    IXL HOLDINGS, INC., A DELAWARE
                                    CORPORATION

                                    By: /s/ James V. Sandry
                                       ---------------------------------------

                                    Name: James V. Sandry
                                         -------------------------------------

                                    Title: Executive Vice President and
                                          ------------------------------------

                                           Chief Financial Officer
                                          ------------------------------------

                                    Date:  6/23/98
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                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]
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[SIGNATURES CONTINUED FROM PRECEDING PAGE]
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                                   GUARANTEE BY IXL HOLDINGS, INC. AND
                                   ABOVE TERMS ACCEPTED BY:
                                   CHARTER FEDERAL SAYINGS & LOAN
                                   ASSOCIATION OF WEST POINT, GEORGIA



                                   By: /s/ William C. Gladden
                                      ------------------------------------

                                   Name: William C. Gladden
                                        ----------------------------------

                                   Title:  Vice President
                                         ---------------------------------

                                   Date:  6/23/98
                                        ----------------------------------